EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SMSA Gainesville Acquisition Corp. on Form 10-Q for the quarterly period ended March 31, 2014, (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, James York, Chief Executive Officer, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SMSA Gainesville Acquisition Corp.

Dated: September 15, 2014	By:	/s/ James York
	Name:	James York
	Title:	President and Chief Executive Officer